Segment Information (Tables)	12 Months Ended
Dec. 31, 2023
Disclosure of operating segments [abstract]
Analysis of the Company Revenue from Major Products and Services

The Company has only one reportable operating segment, and therefore, the reportable segment information is the same as the financial statements. The following is an analysis of the Company’s revenue from its major products and services.

	For the year ended December 31
	2021	2022	2023
Out-licensing	$—	$—	$12,000,000